TAXATION	6 Months Ended
Jun. 30, 2019
Income Tax Disclosure [Abstract]
TAXATION	TAXATION

As of June 30, 2019, a net deferred tax liability of $9.6 million ($7.0 million at December 31, 2018) was recognized due to the deferred tax liability arising from tax depreciation being in excess of the accounting depreciation for the Golar Eskimo.

Tax charge

The tax charge for the three and six months ended June 30, 2019 included current tax charges in respect of our operations in the United Kingdom, Brazil, Kuwait, Indonesia, Jordan and Barbados.

The total tax charge includes a net deferred tax charge in relation to the tax depreciation in excess of accounting depreciation for Jordan of $0.5 million and $1.0 million for the three and six months ended June 30, 2019, respectively, and $0.3 million and $0.7 million for the three and six months ended June 30, 2018, respectively. In addition, Jordan introduced a new solidarity tax applicable from 2019 of 1% which we believe would also apply to our Jordan branch. Therefore, a further $nil and $1.4 million deferred tax charge was recognised for the three and six months ended June 30, 2019, respectively. All tax losses were utilized in 2018, hence, there is no related deferred tax charge for the three and six months ended June 30, 2019, respectively ($0.1 million and $0.2 million of deferred tax charge was recognised for the three and six months ended June 30, 2018, respectively).

Uncertain tax positions

As of June 30, 2019, we recognized a provision of $5.2 million (December 31, 2018: $4.7 million) for certain tax risks in various jurisdictions.